The Vest Family of Funds

(the “ Vest Funds”)

Vest US Large Cap 10% Buffer Strategies Fund Class A Shares (BUAGX) Class C Shares (BUCGX) Investor Class Shares (BUMGX) Institutional Class Shares (BUIGX) Class Y Shares (BUYGX)	Vest US Large Cap 20% Buffer Strategies Fund Class A Shares (ENGAX) Class C Shares (ENGCX) Investor Class Shares (ENGLX) Institutional Class Shares (ENGIX) Class Y Shares (ENGYX)

Vest S&P 500® Dividend Aristocrats Target Income Fund Class A Shares (KNGAX) Class C Shares (KNGCX) Investor Class Shares (KNGLX) Institutional Class Shares (KNGIX) Class Y Shares (KNGYX)	Vest Bitcoin Strategy Managed Volatility Fund Investor Class Shares (BTCLX) Institutional Class Shares (BTCVX) Class Y Shares (BTCYX)

Supplement dated October 31, 2025
to the Prospectus, Summary Prospectuses and SAI dated February 28, 2025

(as supplemented from time to time)

At a meeting of the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) held on October 29, 2025, the Board approved an Agreement and Plan of Reorganization (the “Plan”) for each of the Vest US Large Cap 10% Buffer Strategies Fund, the Vest US Large Cap 20% Buffer Strategies Fund, the Vest S&P 500® Dividend Aristocrats Target Income Fund and the Vest Bitcoin Strategy Managed Volatility Fund (each a “Target Fund” and, collectively, the “Target Funds”), each a series of the Trust, pursuant to which each Target Fund will reorganize into a newly created series of First Trust Series Fund (“FT Trust”), as shown below (each an “Acquiring Fund” and, collectively, the “Acquiring Funds”) (the “Reorganization”). The Board recommended that shareholders approve the Reorganizations and has authorized Trust management to submit the Reorganization proposal to shareholders of the Target Funds for approval.

Target Funds	Acquiring Funds
Vest U.S. Large Cap 10% Buffer Strategies Fund	FT Vest U.S. Hedged Equity Fund
Vest U.S. Large Cap 20% Buffer Strategies Fund	FT Vest U.S. Equity Deep Buffer 20 Fund
Vest S&P 500® Dividend Aristocrats Target Income Fund	FT Vest S&P 500® Dividend Aristocrats Target High Income Fund
Vest Bitcoin Strategy Managed Volatility Fund	FT Vest Hedged Bitcoin Total Return Income Fund

The Board has determined that each Reorganization, with respect to each Target Fund, is in the best interests of each Target Fund and that the interests of the existing shareholders of each Target Fund will not be diluted as a result of the Reorganizations. The Trustees of the FT Trust also have determined that each Reorganization, with respect to each Acquiring Fund, is in the best interests of each Acquiring Fund and, there being no existing shareholders of any of the Acquiring Funds, other than a seed capital investor holding a nominal number of shares, that the Reorganization will not result in dilution of any of the Acquiring Funds’ shareholders’ interests.

Each Plan will provide for the transfer of all of the assets of each Target Fund to its corresponding Acquiring Fund, in exchange solely for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Target Fund to its shareholders in complete liquidation of the Target Fund.  If the Plan is approved and the Reorganization is completed, shareholders of each Target Fund at the time of the Reorganization will receive shares of its corresponding Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of shares of the Target Fund held by the shareholder immediately prior to the Reorganization.

Vest Financial LLC (“Vest”), the investment adviser to the Target Funds, recommended to the Board that the Target Funds be reorganized into the Acquiring Funds. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. First Trust Advisors L.P. (“First Trust”) will serve as the investment adviser and Vest will serve as investment sub-adviser to the Acquiring Funds, and it is expected that the Acquiring Funds’ portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Funds’ portfolio.

In addition, the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Funds do not approve the Reorganization, then the Reorganization will not be implemented, and the Board may consider alternative actions with respect to the Target Funds.

Investment Objectives, Principal Investment Strategies and Principal Investment Risks

The investment objective, principal investment strategies and principal investment risks of the Acquiring Fund will be similar to the Vest S&P 500® Dividend Aristocrats Target Income Fund.

The other three Target Funds are proposing strategy adjustments to the investment objectives for three of the four Target Funds’ strategies prior to the reorganization as discussed below and in more detail in the combined prospectus and proxy statement.

•	The Acquiring Fund of the Vest U.S. Large Cap 10% Buffer Strategies Fund will maintain its investment objective to provide investors with long term capital appreciation. In seeking to deliver on its objective, the Acquiring Fund will make strategy adjustments to capture returns generated by the U.S. large cap equity markets in rising markets up to a maximum gain, while seeking to cushion against losses in declining markets on a quarterly basis. Each quarter subsequent to the reorganization, the Acquiring Fund will seek to provide investors with a target buffer from -5% to -20% on the price return of the S&P 500 Index (before fees & expenses), while providing upside to a cap, over approximately 3-month outcome periods. The Acquiring Fund intends to invest primarily in exchange-traded options (including FLEX Options) on the index or ETFs that track the index.
•	The Acquiring Fund of the Vest U.S. Large Cap 20% Buffer Strategies Fund will maintain an investment objective seeking to provide investors with long term capital appreciation. In seeking to deliver on its objective, the Acquiring Fund will make strategy adjustments to capture returns generated by the U.S. large cap equity markets in rising markets up to a maximum gain, while seeking to cushion against losses in declining markets on a semi-annual basis. On a semi-annual basis subsequent to the reorganization, the Acquiring Fund will seek to provide investors with a target buffer from 0% to -20% on the price return of the S&P 500 Index (before fees & expenses), while providing upside to a cap, over approximately 6-month outcome periods. The Acquiring Fund intends to invest primarily in exchange-traded options (including FLEX Options) on the index or ETFs that track the index.
•	The Acquiring Fund of the Vest Bitcoin Strategy Managed Volatility Fund will change its investment objective to provide investors with current income while limiting downside volatility on the price return of Bitcoin. In seeking to deliver on its objective, the Acquiring Fund will seek to provide investors with a target level of annualized income that is approximately 6.0% above the annual yield of one-month U.S. Treasury securities (before fees & expenses) through a partial call selling approach, while simultaneously limiting downside losses on a quarterly basis to approximately -20% on the price returns of spot bitcoin (before fees & expenses) through a downside hedge. The Acquiring Fund intends to achieve its objective by investing primarily in exchange-traded options (including FLEX Options) on Bitcoin ETPs or an index of underlying Bitcoin ETPs, U.S. Treasury securities and broad-based index options.

Additional information on these investment objectives, investment strategies, and principal risks will be discussed in more detail in the Proxy Statement and Prospectus.

Share Classes

Vest U.S. Large Cap 10% Buffer Strategies Fund

Vest U.S. Large Cap 20% Buffer Strategies Fund

Vest S&P 500® Dividend Aristocrats Target Income Fund

Each Acquiring Fund will offer three classes of shares, Class A, Class Y and Class I. Each Target Fund’s shareholders who hold Class A shares and Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund. Each Target Fund’s shareholders who hold Class Y shares of the Target Fund will receive Class Y shares of the Acquiring Fund. Each Target Fund’s shareholders who hold Investor Class shares of the Target Fund and Institutional Class shares of the Target Fund will receive Class I shares of the Acquiring Fund.

Vest Bitcoin Strategy Managed Volatility Fund

The Acquiring Fund will offer three classes of shares, Class Y shares, Investor Class shares and Institutional Class shares. Target Fund shareholders who hold Class Y shares of the Target Fund will receive Class Y shares of the Acquiring Fund. Target Fund Shareholders who hold Investor Class shares of the Target Fund will receive Investor Class shares of the Acquiring Fund. Target Fund Shareholders who hold Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund.

Combined Proxy Statement and Prospectus, and Shareholder Meeting

In the coming weeks, shareholders of record of the Target Funds as of a date to be determined in November 2025 will receive a combined proxy statement and prospectus with respect to the proposed Reorganization. A more complete description of the Reorganization, as well as information regarding the factors the Board considered in approving the Reorganization, will be provided in the combined proxy statement and prospectus. A special meeting of shareholders of the Target Funds to consider the Reorganizations is scheduled to be held on a date to be determined in 2026.

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If you have questions or need assistance, please contact your financial advisor directly or the Vest Funds toll-free at 1-855-505-VEST (8378).

This Supplement and the existing Prospectus, Summary Prospectuses and Statement of Additional Information (SAI) provide relevant information for all shareholders and should be retained for future reference. The Prospectus, Summary Prospectuses and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Vest Funds toll-free at 1-855-505-VEST (8378).